UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 14, 2010

ARBINET CORPORATION
(Exact Name of Registrant as Specified in Charter)

Delaware	0-51063	13-3930916
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

460 Herndon Parkway, Suite 150 Herndon, Virginia 20170		20170
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code:  703-456-4100

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01       Entry into a Material Definitive Agreement.

On November 11, 2010, Arbinet Corporation  (“Arbinet”) announced that it had entered into a definitive merger agreement with Primus Telecommunications Group, Incorporated (“Primus”), pursuant to which Primus will acquire Arbinet in a stock transaction. The Agreement and Plan of Merger, dated November 10, 2010, or the Merger Agreement, by and among Arbinet, Primus and PTG Investments, Inc., a wholly owned subsidiary of Primus (“Merger Sub”) contemplates a merger whereby Merger Sub will be merged with and into Arbinet, with Arbinet surviving the merger as a wholly owned subsidiary of Primus.

Arbinet filed a copy of the Merger Agreement under a Current Report on Form 8-K on November 12, 2010.  The parties to the Merger Agreement have subsequently discovered ambiguities in need of clarification in the text of certain provisions of the Merger Agreement, which ambiguities have since been clarified in Amendment No. 1 to the Agreement and Plan of Merger dated as of December 14, 2010 among Arbinet, Primus and Merger Sub.  A copy of Amendment No. 1 to the Agreement and Plan of Merger is being filed as Exhibit 2.1 hereto, which is incorporated by reference into this Current Report on Form 8-K.

Important Information and Where to Find It
In connection with the proposed acquisition, Primus Telecommunications Group, Incorporated (“Primus”) will file with the Securities and Exchange Commission (“SEC”) a Registration Statement on Form S-4 that will include a preliminary proxy statement of Primus and Arbinet Corporation (“Arbinet”) that also constitutes a preliminary prospectus of Primus.  A definitive joint proxy statement/prospectus will be sent to security holders of both Arbinet and Primus seeking their approval with respect to the proposed acquisition.  Primus and Arbinet also plan to file other documents with the SEC regarding the proposed transaction.  INVESTORS AND SECURITY HOLDERS ARE URGED TO CAREFULLY READ THE JOINT PROXY STATEMENT/PROSPECTUS AND OTHER DOCUMENTS FILED WITH THE SEC WHEN THEY BECOME AVAILABLE, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. Investors and security holders may obtain a free copy of the joint proxy statement/prospectus (when it becomes available) and other documents filed by Primus and Arbinet with the SEC, without charge, at the SEC’s web site at www.sec.gov. Copies of the joint proxy statement/prospectus, once available, and each company’s SEC filings that will be incorporated by reference in the joint proxy statement/prospectus may also be obtained for free by directing a request to: (i) Primus at tel: +1.703.748.8050, or (ii) Arbinet via Andrea Rose or Jed Repko at Joele Frank, Wilkinson Brimmer Katcher at tel: +1.212.355.4449.

Participants in the Solicitation
Arbinet, Primus, and their respective directors, executive officers and other members of their management and employees may be deemed to be “participants” in the solicitation of proxies from their respective security holders in connection with the proposed acquisition. Investors and security holders may obtain information regarding the names, affiliations and interests of Primus’s directors, executive officers and other members of its management and employees in Primus’s Annual Report on Form 10-K for the year ended December 31, 2009, which was filed with the SEC on April 5, 2010, and amended in a Form 10-K/A filed with the SEC on April 28, 2010, Primus’s proxy statement for its 2010 annual meeting, which was filed with the SEC on June 14, 2010, and any subsequent statements of changes in beneficial ownership on file with the SEC.  Investors and security holders may obtain information regarding the names, affiliations and interests of Arbinet’s directors, executive officers and other members of their management and employees in Arbinet’s Annual Report on Form 10-K for the year ended December 31, 2009, which was filed with the SEC on March 17, 2010, Arbinet’s proxy statement for its 2010 annual meeting, which was filed with the SEC on April 30, 2010, and any subsequent statements of changes in beneficial ownership on file with the SEC.  These documents can be obtained free of charge from the sources listed above. Additional information regarding the interests of these individuals will also be included in the joint proxy statement/prospectus regarding the proposed transaction when it becomes available.

Forward-Looking Statements
This Current Report on Form 8-K includes “forward-looking statements” as defined by the Securities and Exchange Commission. All statements, other than statements of historical fact, included herein that address activities, events or developments that Arbinet or Primus expects, believes or anticipates will or may occur in the future, including anticipated benefits and other aspects of the proposed acquisition, are forward-looking statements. These forward-looking statements are subject to risks and uncertainties that may cause actual results to differ materially.  Risks and uncertainties that could affect forward-looking statements include, but are not limited to, the following: the risk that the acquisition of Arbinet may not be consummated for reasons including that the conditions precedent to the completion of the acquisition may not be satisfied; the possibility that the expected synergies from the proposed acquisition will not be realized, or will not be realized within the anticipated time period; the risk that Primus’s and Arbinet’s businesses will not be integrated successfully; the possibility of disruption from the acquisition making it more difficult to maintain business and operational relationships; any actions taken by either of the companies, including, but not limited to, restructuring or strategic initiatives (including capital investments or asset acquisitions or dispositions); the ability to service substantial indebtedness; the risk factors or uncertainties described from time to time in Arbinet’s filings with the Securities and Exchange Commission; and the risk factors or uncertainties described from time to time in Primus’s filings with the Securities and Exchange Commission (including, among others, those listed under captions titled “Management’s Discussion and Analysis of Financial Condition and Results of Operations — Liquidity and Capital Resources — Short- and Long-Term Liquidity Considerations and Risks;” “— Special Note Regarding Forward-Looking Statements;” and “Risk Factors” in Primus’s annual report on Form 10-K and quarterly reports on Form 10-Q) that cover matters and risks including, but not limited to: (a) a continuation or worsening of global recessionary economic conditions, including the effects of such conditions on our customers and our accounts receivables and revenues; (b) the general fluctuations in the exchange rates of currencies, particularly any strengthening of the United States dollar relative to foreign currencies of the countries where we conduct our foreign operations; (c) the possible inability to raise additional capital or refinance indebtedness when needed, or at all, whether due to adverse credit market conditions, our credit profile or otherwise; (d) a continuation or worsening of turbulent or weak financial and capital market conditions; (e) adverse regulatory rulings or changes in the regulatory schemes or requirements and regulatory enforcement in the markets in which we operate and uncertainty regarding the nature and degree of regulation relating to certain services; and (f) successful implementation of cost reduction efforts.  Readers are cautioned not to place undue reliance on forward-looking statements, which speak only as of their dates. Except as required by law, neither Arbinet nor Primus intends to update or revise its forward-looking statements, whether as a result of new information, future events or otherwise.

Item 9.01       Financial Statements and Exhibits.

(d)           Exhibits

Exhibit Number	Description
2.1	Amendment No. 1 to the Agreement and Plan of Merger, dated as of December 14, 2010, by and among Primus Telecommunications Group, Incorporated, PTG Investments, Inc. and Arbinet Corporation.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Arbinet Corporation

By:	/s/ Christie A. Hill
Name:	Christie A. Hill
Title:	General Counsel, Secretary and Chief Human Resources Officer

Date:  December 15, 2010